SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2005

Advanced Viral Research Corp.

(Exact name of registrant as specified in its charter)

Commission file number: 33-2262-A

Delaware	59-2646820
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

200 Corporate Boulevard South, Yonkers, New York 10701
(Address of principal executive offices)

(914) 376-7383
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     David Seligman , a member of the Board of Directors of Advanced Viral Research Corp. (“ADVR”) since December 2001, died on January 27, 2005. Mr. Seligman served as the Chairman of the Board’s Compensation Committee and as a member of the Board’s Audit Committee.

Item 9.01. Financial Statements and Exhibits

     None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date: January 31, 2005	ADVANCED VIRAL RESEARCH CORP. (Registrant)
	By:	/s/ Elma Hawkins
Elma S. Hawkins, Ph.D., MBA
Chief Executive Officer